                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 15, 2000 relating to the financial statements and financial statement schedule, which appears in Computer Learning Centers, Inc.'s Annual Report on Form 10-K for the year ended January 31, 2000.



PricewaterhouseCoopers LLP

New York, New York
October 6, 2000









                                      -1-